CONTACT:  Bruce Zurlnick                      Cara O'Brien/Melissa Myron
          Senior Vice President and           Media Contact: Stephanie Sampiere
          Chief Financial Officer             FD Morgen-Walke
          Finlay Enterprises, Inc.            (212) 850-5600
          (212) 808-2800


FOR IMMEDIATE RELEASE
---------------------

                FINLAY ENTERPRISES ADOPTS NEW ACCOUNTING GUIDANCE
                     FOR VENDOR ALLOWANCES (EITF NO. 02-16)
                    ~ COMPANY APPLIES ACCOUNTING PROVISION ON
                       RETROACTIVE BASIS FOR FISCAL 2002 ~
                ~ COMPANY REITERATES PREVIOUSLY PROVIDED EARNINGS
                         EXPECTATIONS FOR FISCAL 2003 ~

NEW YORK, NY, APRIL 17, 2003 -- FINLAY ENTERPRISES, INC. (NASDAQ: FNLY), a leading retailer of fine jewelry and the largest operator of leased fine jewelry departments in department stores throughout the United States, today announced the Company has adopted the new accounting guidance for vendor allowances retroactive to the beginning of fiscal 2002, and has changed its method of accounting for such allowances going forward.

In March 2003, the Financial Accounting Standards Board's Emerging Issues Task Force issued final transition guidance regarding accounting for vendor allowances (EITF No. 02-16), "Accounting by a Customer (including a Reseller) for Certain Consideration Received from a Vendor." The EITF decision to allow retroactive application to fiscal 2002 was made by the task force after the Company had released earnings for the 2002 fiscal year on March 20, 2003. As a result of the EITF change to its transition guidance and largely to facilitate year over year comparisons, the Company has adopted the new guidance on a retroactive basis to the beginning of fiscal 2002. The Company believes with this early adoption there should be no material impact on fiscal 2003 results.

In adopting the new guidance, the Company changed its previous method of accounting, which was consistent with generally accepted accounting principles. Under the previous accounting method, vendor allowances were treated as a reduction to selling, general and administrative expenses based on the timing of advertising expenditures. Under the new accounting guidance, vendor allowances are considered a reduction in inventory and a subsequent reduction in cost of goods sold when the related product is sold. This new practice will result in a decrease in cost of sales and a similar increase in SG&A expense and will change the timing of recognizing allowances in net income.

As a result, the Company has adjusted its reported earnings for the 2002 fiscal year to include a one-time, non-cash, after tax charge of $17.2 million, or $1.78 per diluted share, which is classified as a "cumulative effect of a change in accounting principle." The Company has elected to adopt the new guidance retroactive to fiscal 2002, since this method of adoption would not be permitted in fiscal 2003. In addition, the impact on operations in fiscal 2002 as a result of the retroactive adoption, before the cumulative effect charge, is a net increase in fourth quarter and full-year diluted earnings per share of $0.05. This change also resulted in the reclassification of vendor allowances of approximately $20 million, which previously had been accounted for as a reduction of SG&A expense, to now reduce cost of sales.

Excluding the effect of the Sonab adjustment discussed below, as Sonab is no longer a part of Finlay's ongoing business, net income in the fourth quarter of fiscal 2002 was $27.5 million, or $2.91 per diluted share, compared to $25.4 million and $2.52, respectively, for the comparable year ago period, also adjusted for the new treatment. For the full fiscal year ended February 1, 2003, net income, excluding the effect of the accounting change and the Sonab adjustment, totaled $23.4 million, or $2.42 per diluted share, up from $18.5 million and $1.80, respectively, for the year ago period. Including the effect of the accounting change and excluding the Sonab adjustment, net income for fiscal 2002 was $6.2 million, or $0.64 per diluted share. The following financial statements on pages 4 through 12 exclude the impact of the Sonab adjustment.

On a consolidated basis, the Company reported net income for the 13 weeks ended February 1, 2003 of $28.4 million and diluted earnings per share of $3.00. For the fiscal year ended February 1, 2003, on a consolidated basis, net income and diluted earnings per share totaled $7.0 million and $0.73, respectively. These consolidated results include the previously reported non-recurring pre-tax gain of $1.4 million, or $0.09 per diluted share, associated with the closure of Sonab, the Company's European leased jewelry department subsidiary, and the impact of the cumulative effect of accounting change.

Arthur E. Reiner, Chairman and Chief Executive Officer of Finlay Enterprises, Inc., commented, "The recent decision to allow for retroactive application of the new accounting guidance provides maximum transparency for investors. It is important to note that the one-time cumulative effect charge does not impact the Company's cash flow and additionally will facilitate year over year comparisons of our results going forward. This approach will also result in minimal impact to our fiscal 2003 results. In addition, we reiterate our previously provided guidance of diluted earnings per share of $2.35 to $2.45 for fiscal 2003."

The changes and related reclassification for each quarter in fiscal 2002, as a result of adopting the new accounting guidance for vendor allowances, are summarized in the table below:

FINANCIAL IMPACT ON FISCAL 2002 OPERATIONS AS A RESULT OF ADOPTING NEW ACCOUNTING GUIDANCE FOR VENDOR ALLOWANCES
INCREASE (DECREASE)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                       DILUTED NET
                                                                                                      INCOME (LOSS)
                                                                                                     PER SHARE BEFORE
                                                                 SELLING,                               CUMULATIVE
                                                               GENERAL AND            INCOME            EFFECT OF
                                             COST OF          ADMINISTRATIVE       (LOSS) FROM          ACCOUNTING
                                              SALES              EXPENSES          OPERATIONS             CHANGE
                                          --------------     -----------------    ---------------     ---------------
First quarter......................       $     (4,165)         $    3,577          $    588            $     0.04
Second quarter.....................             (4,152)              4,607              (455)                (0.03)
Third quarter......................             (3,740)              4,002              (262)                (0.02)
Fourth quarter.....................             (8,631)              7,794               837                  0.05
                                          --------------     -----------------    ---------------     ---------------
Total fiscal 2002..................       $    (20,688)         $   19,980          $    708            $     0.05
                                          ==============     =================    ===============     ===============

Please refer to the footnotes in the attached consolidated financial results. The fourth quarter and fiscal year Consolidated Statements of Operations reflect the impact of adopting EITF No. 02-16 as of the beginning of fiscal 2002. Also presented are 2001 results, as adjusted, to conform with the method for accounting for vendor allowances utilized for fiscal 2002 to allow for comparisons of operating performance of the two periods. In addition, to help investors understand how the Company's financial statements were affected by the accounting change, quarterly statements for fiscal 2002 are presented that separately reflect the impact of adopting EITF No. 02-16.

OUTLOOK

The Company continues to project earnings per share on a diluted basis for fiscal 2003 to be in a range of $2.35 to $2.45. These projections are based on comparable store sales growth between 1% and 2%. This compares with 2002 diluted earnings per share before cumulative effect of accounting change and the Sonab adjustment of $2.42. The fourth quarter of fiscal 2002 included a favorable adjustment for employee medical benefit expenses, which had approximately an $0.11 impact on fiscal 2002 diluted earnings per share.

For the first quarter, as well as the first half of fiscal 2003, the Company expects flat comparable store sales as a result of the continued uncertain consumer environment and political and military concerns. The Company estimates a diluted net loss per share for the first quarter between $0.15 and $0.20 with first half losses between $0.25 and $0.35. We project comparable store sales in the second half of 2003 between 2.0% and 3.0%, resulting in diluted earnings per share in the range of $2.60 to $2.80.

Finlay Enterprises, Inc., through its wholly-owned subsidiary, Finlay Fine Jewelry Corporation, is one of the leading retailers of fine jewelry and the largest operator of leased fine jewelry departments in department stores throughout the United States with sales of $930.7 million in fiscal 2002. The number of locations at the end of fiscal 2002 totaled 1,011 compared with 1,006 at the end of fiscal 2001.

This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on Finlay's current expectations and beliefs, are not a guarantee of future performance and involve known and unknown risks, uncertainties and other factors. Actual results, performances or achievements may differ materially from those contained in, or implied by, these forward-looking statements, depending upon a variety of factors including, in particular, the risks and uncertainties described in Finlay's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by Finlay or any other person that the events or circumstances described in such statement are material.








                           - financial tables follow -

FINLAY ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

                                                                              THIRTEEN  WEEKS ENDED
                                                 ----------------------------------------------------------------------------------
                                                                                    FEBRUARY 2,                    FEBRUARY 2,
                                                      FEBRUARY 1,                      2002                           2002
                                                         2003                      (AS ADJUSTED)                     ACTUAL
                                                 ---------------------         ---------------------         ----------------------
Sales                                            $   387,855     100.0%        $   388,081     100.0%        $   388,081     100.0%
Cost of sales                                        189,694      48.9             189,905      48.9             198,214      51.1
                                                 ---------------------         ---------------------         ----------------------
     Gross margin                                    198,161      51.1             198,176      51.1             189,867      48.9
Selling, general and administrative expenses         141,568      36.5             143,707      37.1             136,798      35.3
Depreciation and amortization                          4,385       1.1               5,136       1.3               5,136       1.3
                                                 ---------------------         ---------------------         ----------------------
     Income from operations                           52,208      13.5              49,333      12.7              47,933      12.3
Interest expense, net                                  6,203       1.6               6,307       1.6               6,307       1.6
                                                 ---------------------         ---------------------         ----------------------
     Income before income taxes                       46,005      11.9              43,026      11.1              41,626      10.7
Provision for income taxes                            18,491       4.8              17,600       4.5              17,033       4.4
                                                 ---------------------         ---------------------         ----------------------
     Net income                                  $    27,514       7.1%        $    25,426       6.6%        $    24,593       6.3%
                                                 =====================         =====================         =====================-

Net income per share applicable to
     common shares:
     - Basic net income per share                $      2.98                   $      2.55                   $      2.47
                                                 ===========                   ===========                   ===========
     - Diluted net income  per share             $      2.91                   $      2.52                   $      2.44
                                                 ===========                   ===========                   ===========

Weighted average shares and share
     equivalents outstanding:
     - Basic                                       9,245,631                     9,961,544                     9,961,544
                                                 ===========                   ===========                   ===========
     - Diluted                                     9,448,022                    10,076,703                    10,076,703
                                                 ===========                   ===========                   ===========
     Other information:
     - EBITDA                                    $    56,593                   $    54,469                   $    53,069
                                                 ===========                   ===========                   ===========

Income from operations                           $    52,208                   $    49,333                   $    47,933
Add: Depreciation and amortization                     4,385                         5,136                         5,136
                                                 -----------                   -----------                   -----------
EBITDA                                           $    56,593                   $    54,469                   $    53,069
                                                 ===========                   ===========                   ===========

Notes:

(1) The results for the fourth quarter of 2002 exclude the effect of the non-recurring gain of $1.4 million on a pre-tax basis associated with Sonab, which increased income per diluted share by $0.09.

(2) As adjusted information for the fourth quarter of fiscal 2001 conforms the accounting for vendor allowances to the fiscal 2002 method adopted by the Company.

(3) Included in selling, general and administrative expenses for the fourth quarter of fiscal 2002 is a reduction in employee medical benefit expenses amounting to $1.8 million associated with favorable claims experience subsequent to a change in medical insurance carriers.

(4) In the first quarter of fiscal 2002, the Company adopted Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets", which eliminates goodwill amortization, among other things. In the fourth quarter of fiscal 2001, $938,000 of goodwill amortization was included in depreciation and amortization, which decreased net income per diluted share by $0.08.

(5) EBITDA represents income from operations before deducting depreciation and amortization expenses. EBITDA is provided as additional information and should not be construed as a substitute for income from operations, net income or cash flow from operating activities, as determined in accordance with generally accepted accounting principles.

FINLAY ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                               FISCAL YEAR ENDED
                                                  ------------------------------------------------------------------------------
                                                                                     FEBRUARY 2,               FEBRUARY 2,
                                                       FEBRUARY 1,                      2002                       2002
                                                          2003                     (AS ADJUSTED)                  ACTUAL
                                                  -----------------------      ----------------------     ----------------------
Sales                                             $    930,709      100.0%     $    952,789     100.0%    $    952,789     100.0%
Cost of sales                                          450,532       48.4           458,881      48.2          479,255      50.3
                                                  -----------------------      ----------------------     ----------------------
     Gross margin                                      480,177       51.6           493,908      51.8          473,534      49.7
Selling, general and administrative expenses           399,339       42.9           414,612      43.5          394,238      41.4
Depreciation and amortization                           17,566        1.9            20,089       2.1           20,089       2.1
                                                  -----------------------      ----------------------     ----------------------
     Income from operations                             63,272        6.8            59,207       6.2           59,207       6.2
Interest expense, net                                   24,876        2.7            26,937       2.8           26,937       2.8
                                                  -----------------------      ----------------------     ----------------------
     Income before income taxes                         38,396        4.1            32,270       3.4           32,270       3.4
Provision for income taxes                              15,000        1.6            13,735       1.4           13,735       1.4
                                                  -----------------------      ----------------------     ----------------------
     Income before cumulative
           effect of accounting change                  23,396        2.5            18,535       2.0           18,535       2.0
Cumulative effect of  accounting
           change, net of tax of $11,713               (17,209)      (1.8)               --        --               --        --
                                                  -----------------------      ----------------------     ----------------------
        Net income                                $      6,187        0.7%     $     18,535       2.0%    $     18,535       2.0%
                                                  =======================      ======================     ======================

Net income per share applicable to
     common shares, excluding cumulative
     effect of accounting change:
     - Basic net income per share                 $       2.49                 $       1.82               $       1.82
                                                  ============                 ============               ============
     - Diluted net income per share               $       2.42                 $       1.80               $       1.80
                                                  ============                 ============               ============

Cumulative effect of accounting change:
      - Basic net loss per share                  $      (1.83)                          --                         --
                                                  ============                 ============               ============
      - Diluted net loss per share                $      (1.78)                          --                         --
                                                  ============                 ============               ============

Net income per share applicable to
      common shares:
      - Basic net income per share                $       0.66                 $       1.82               $       1.82
                                                  ============                 ============               ============
      - Diluted net income per share              $       0.64                 $       1.80               $       1.80
                                                  ============                 ============               ============

Weighted average shares and share
      equivalents outstanding:
      - Basic                                        9,416,218                   10,180,441                 10,180,441
                                                  ============                 ============               ============
      - Diluted                                      9,683,052                   10,301,030                 10,301,030
                                                  ============                 ============               ============

Other information:
      - EBITDA                                    $     80,838                 $     79,296               $     79,296
                                                  ============                 ============               ============

Income from operations                            $     63,272                 $     59,207               $     59,207
Add: Depreciation and amortization                      17,566                       20,089                     20,089
                                                  ------------                 ------------               ------------
EBITDA                                            $     80,838                 $     79,296               $     79,296
                                                  ============                 ============               ============

                  Notes:

(1) The fiscal year results for 2002 exclude the effect of the non-recurring gain of $1.4 million on a pre-tax basis associated with Sonab, which increased income per diluted share by $0.09.

(2) As adjusted information for the fiscal year ended February 2, 2002 conforms the accounting for vendor allowances to the fiscal 2002 method adopted by the Company. In accordance with EITF No. 02-16, the Company recorded a cumulative effect of accounting change in the first quarter of fiscal 2002.

(3) Included in selling, general and administrative expenses in the fiscal year ended February 1, 2003 are costs, primarily severance, totaling approximately $413,000 associated with the May Department Stores division realignment and losses on fixed asset disposal on closing a free standing outlet store. In addition, fiscal 2002 includes a reduction in employee medical benefit expenses amounting to $1.8 million associated with favorable claims experience subsequent to a change in medical insurance carriers. Included in fiscal 2001 results are costs related to losses on fixed asset disposals and severance, totaling approximately $1,200,000 associated with the closing of the Stern's store group.

(4) In fiscal 2001, $3.8 million of goodwill amortization was included in depreciation and amortization, which decreased net income per diluted share by $0.32.

(5) EBITDA represents income from operations before deducting depreciation and amortization expenses. EBITDA is provided as additional information and should not be construed as a substitute for income from operations, net income or cash flow from operating activities, as determined in accordance with generally accepted accounting principles.

FINLAY ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

                                                                              FEBRUARY 1,           FEBRUARY 2,
                                                                                 2003                  2002
                                                                            ---------------       ---------------
                                ASSETS
Cash.................................................................       $        69,331       $        49,369

Accounts receivable..................................................                19,985                17,505

Inventory............................................................               263,544 (1)           304,508

Other current assets.................................................                43,974 (2)            28,318
                                                                            ---------------       ---------------

    Total current assets.............................................               396,834               399,700
                                                                            ---------------       ---------------


Fixed assets, net....................................................                70,371                72,026

Other assets, including Goodwill.....................................               113,280               113,127
                                                                            ---------------       ---------------

    Total assets.....................................................       $       580,485       $       584,853
                                                                            ===============       ===============


                 LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable.....................................................       $       113,277       $       132,174

Other current liabilities............................................                74,567 (3)            64,990
                                                                            ---------------       ---------------

    Total current liabilities........................................               187,844               197,164

Long-term debt and other non-current liabilities.....................               243,605               238,482
                                                                            ---------------       ---------------

    Total liabilities................................................               431,449               435,646

Total stockholders' equity...........................................               149,036               149,207
                                                                            ---------------       ---------------

    Total liabilities and stockholders' equity.......................       $       580,485       $       584,853
                                                                            ===============       ===============

Notes:

(1) In accordance with EITF No. 02-16, inventory has been reduced by $18.5 million to reflect the impact of vendor allowances on the Company's reported inventory cost.

(2) Includes deferred income tax asset as a result of adopting EITF No. 02-16 totaling $11.4 million.

(3) Includes deferred income as a result of adopting EITF No. 02-16 totaling $10.5 million.

                            FINLAY ENTERPRISES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                          FIRST QUARTER OF FISCAL 2002

                                                                                                 IMPACT OF
                                                                                                 CHANGE IN
                                                                                AS                 VENDOR
                                                                            PREVIOUSLY           ALLOWANCE                AS
                                                                             REPORTED            ACCOUNTING            ADJUSTED
                                                                          --------------       --------------       --------------
Sales .................................................................   $      187,365       $         --         $      187,365
Cost of sales .........................................................           93,374               (4,165)              89,209
                                                                          --------------       --------------       --------------
    Gross margin ......................................................           93,991                4,165               98,156
                                                                          --------------       --------------       --------------
Selling, general and administrative expenses ..........................           84,492                3,577               88,069
Depreciation and amortization .........................................            4,357                 --                  4,357
                                                                          --------------       --------------       --------------
    Income from operations ............................................            5,142                  588                5,730
Interest expense, net .................................................            6,013                 --                  6,013
                                                                          --------------       --------------       --------------
     Loss before income taxes .........................................             (871)                 588                 (283)
Benefit  for income taxes .............................................             (488)                 238                 (250)
                                                                          --------------       --------------       --------------
     Loss before cumulative effect of
           accounting change ..........................................             (383)                 350                  (33)
Cumulative effect of accounting change, net of tax of $11,713 .........             --                (17,209)             (17,209)
                                                                          --------------       --------------       --------------
     Net loss .........................................................   $         (383)      $      (16,859)      $      (17,242)
                                                                          ==============       ==============       ==============

Net income (loss) per share applicable to common shares,
  excluding cumulative effect of accounting change:
- Basic net income (loss) per share ...................................   $        (0.04)      $         0.04       $         0.00
- Diluted net income (loss) per share .................................   $        (0.04)      $         0.04       $         0.00

Cumulative effect of accounting change:
- Basic net loss per share ............................................   $         --         $        (1.78)      $        (1.78)
- Diluted net loss per share ..........................................   $         --         $        (1.78)      $        (1.78)

Net loss per share applicable to common shares:
- Basic net loss per share ............................................   $        (0.04)      $        (1.74)      $        (1.78)
- Diluted net loss per share ..........................................   $        (0.04)      $        (1.74)      $        (1.78)

Weighted average shares and share equivalents outstanding:
- Basic and Diluted ...................................................        9,713,318            9,713,318            9,713,318

                            FINLAY ENTERPRISES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                          SECOND QUARTER OF FISCAL 2002

                                                                                          IMPACT OF
                                                                                          CHANGE IN
                                                                           AS               VENDOR
                                                                       PREVIOUSLY         ALLOWANCE               AS
                                                                        REPORTED          ACCOUNTING           ADJUSTED
                                                                     -------------       -------------       -------------
Sales ..........................................................     $     187,130       $        --         $     187,130
Cost of sales ..................................................            95,320              (4,152)             91,168
                                                                     -------------       -------------       -------------
    Gross margin ...............................................            91,810               4,152              95,962
                                                                     -------------       -------------       -------------
Selling, general and administrative expenses ...................            82,097               4,607              86,704
Depreciation and amortization ..................................             4,437                --                 4,437
                                                                     -------------       -------------       -------------
    Income from operations .....................................             5,276                (455)              4,821
Interest expense, net ..........................................             6,302                --                 6,302
                                                                     -------------       -------------       -------------
     Loss before income taxes ..................................            (1,026)               (455)             (1,481)
Benefit for income taxes .......................................              (553)               (184)               (737)
                                                                     -------------       -------------       -------------
     Net loss ..................................................     $        (473)      $        (271)      $        (744)
                                                                     =============       =============       =============

Net loss per share applicable to common shares:
- Basic net loss per share .....................................     $       (0.05)      $       (0.03)      $       (0.08)
- Diluted net loss per share ...................................     $       (0.05)      $       (0.03)      $       (0.08)

Weighted average shares and share equivalents outstanding:
- Basic and Diluted ............................................         9,356,933           9,356,933           9,356,933

                            FINLAY ENTERPRISES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                          THIRD QUARTER OF FISCAL 2002

                                                                                              IMPACT OF
                                                                                              CHANGE IN
                                                                               AS               VENDOR
                                                                           PREVIOUSLY         ALLOWANCE              AS
                                                                            REPORTED          ACCOUNTING          ADJUSTED
                                                                          --------------    ---------------    ---------------
Sales................................................................     $      168,359    $            --    $       168,359
Cost of sales........................................................             84,202             (3,740)            80,462
                                                                          --------------    ---------------    ---------------
    Gross margin.....................................................             84,157              3,740             87,897
                                                                          --------------    ---------------    ---------------
Selling, general and administrative expenses.........................             78,995              4,002             82,997
Depreciation and amortization........................................              4,387                 --              4,387
                                                                          --------------    ---------------    ---------------
    Income from operations...........................................                775               (262)               513
Interest expense, net................................................              6,358                 --              6,358
                                                                          --------------    ---------------    ---------------
     Loss before income taxes........................................             (5,583)              (262)            (5,845)
Benefit for income taxes.............................................             (2,398)              (106)            (2,504)
                                                                          --------------    ---------------    ---------------
     Net loss........................................................     $       (3,185)   $          (156)   $        (3,341)
                                                                          ==============    ===============    ===============

Net loss per share applicable to common shares:
- Basic net loss per share...........................................     $        (0.34)   $         (0.02)   $         (0.36)
- Diluted net loss per share.........................................     $        (0.34)   $         (0.02)   $         (0.36)

Weighted average shares and share equivalents outstanding:
- Basic and Diluted..................................................          9,348,990          9,348,990          9,348,990

                            FINLAY ENTERPRISES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                          FOURTH QUARTER OF FISCAL 2002

                                                                                              IMPACT OF
                                                                                              CHANGE IN
                                                                               AS               VENDOR
                                                                           PREVIOUSLY         ALLOWANCE              AS
                                                                            REPORTED          ACCOUNTING          ADJUSTED
                                                                          --------------    ---------------    ---------------
Sales................................................................     $      387,855    $            --    $       387,855
Cost of sales........................................................            198,324             (8,631)           189,693
                                                                          --------------    ---------------    ---------------
    Gross margin.....................................................            189,531              8,631            198,162
                                                                          --------------    ---------------    ---------------
Selling, general and administrative expenses.........................            133,775              7,794            141,569
Depreciation and amortization........................................              4,385                 --              4,385
                                                                          --------------    ---------------    ---------------
    Income from operations...........................................             51,371                837             52,208
Interest expense, net................................................              6,203                 --              6,203
                                                                          --------------    ---------------    ---------------
     Income before income taxes......................................             45,168                837             46,005
Provision for income taxes...........................................             18,152                339             18,491
                                                                          --------------    ---------------    ---------------
     Net income......................................................     $       27,016    $           498    $        27,514
                                                                          ==============    ===============    ===============

Net income per share applicable to common shares:
- Basic net income per share.........................................     $         2.92    $          0.06    $          2.98
- Diluted net income per share.......................................     $         2.86    $          0.05    $          2.91

Weighted average shares and share equivalents outstanding:
- Basic..............................................................          9,245,631          9,245,631          9,245,631
- Diluted............................................................          9,448,022          9,448,022          9,448,022




Note: The results for the fourth quarter of 2002 exclude the effect of the non-recurring gain of $1.4 million on a pre-tax basis associated with Sonab, which increased income per diluted share by $0.09.

                            FINLAY ENTERPRISES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                       FISCAL YEAR ENDED FEBRUARY 1, 2003

                                                                                              IMPACT OF
                                                                                              CHANGE IN
                                                                               AS               VENDOR
                                                                           PREVIOUSLY         ALLOWANCE              AS
                                                                            REPORTED          ACCOUNTING          ADJUSTED
                                                                          --------------    ---------------    ---------------
Sales................................................................     $      930,709    $            --    $       930,709
Cost of sales........................................................            471,220            (20,688)           450,532
                                                                          --------------    ---------------    ---------------
    Gross margin.....................................................            459,489             20,688            480,177
                                                                          --------------    ---------------    ---------------
Selling, general and administrative expenses.........................            379,359             19,980            399,339
Depreciation and amortization........................................             17,566                 --             17,566
                                                                          --------------    ---------------    ---------------
    Income from operations...........................................             62,564                708             63,272
Interest expense, net................................................             24,876                 --             24,876
                                                                          --------------    ---------------    ---------------
     Income before income taxes......................................             37,688                708             38,396
Provision for income taxes...........................................             14,713                287             15,000
                                                                          --------------    ---------------    ---------------
     Income before cumulative effect of
           accounting change........................................              22,975                421             23,396
Cumulative effect of accounting change, net of tax of $11,713.                        --            (17,209)           (17,209)
                                                                          --------------    ---------------    ---------------
     Net income......................................................     $       22,975    $       (16,788)   $         6,187
                                                                          ==============    ===============    ===============

Net income per share applicable to common shares, excluding
  cumulative effect of accounting change:
- Basic net income per share.........................................     $         2.44    $          0.05    $          2.49
- Diluted net income per share.......................................     $         2.37    $          0.05    $          2.42

Cumulative effect of accounting change:
- Basic net loss per share...........................................     $           --    $         (1.83)   $         (1.83)
- Diluted net loss per share.........................................     $           --    $         (1.78)   $         (1.78)

Net income per share applicable to common shares:
- Basic net income per share.........................................     $         2.44    $         (1.78)   $          0.66
- Diluted net income per share.......................................     $         2.37    $         (1.73)   $          0.64

Weighted average shares and share equivalents outstanding:
- Basic..............................................................          9,416,218          9,416,218          9,416,218
- Diluted............................................................          9,683,052          9,683,052          9,683,052

Note: The fiscal year results for 2002 exclude the effect of the non-recurring gain of $1.4 million on a pre-tax basis associated with Sonab, which increased income per diluted share by $0.09.




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